Defined Benefit Obligation and Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Defined Benefit Obligation and Other Long-Term Liabilities	Defined Benefit Obligation and Other Long-Term LiabilitiesThe components of defined benefit obligation and other long-term liabilities are as follows:

As at Dec. 31	2021	2020
Defined benefit obligation (Note 31)	228	282
Long-term incentive accruals (Note 30)	4	4
Other	21	12
Total	253	298
The liability for pension and post-employment benefits and associated costs included in compensation expenses are impacted by estimates related to changes in key actuarial assumptions, including discount rates. As a result of increases in discount rates in 2021, largely driven by increases in market benchmark rates, the defined benefit obligation has decreased by $54 million to $228 million as at Dec. 31, 2021, from $282 million as at Dec. 31, 2020.